SUB-ITEM 77O
<SEQUENCE>2
MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 9/30/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	United Parcel Service Inc
3.	Date of purchase:  9/24/12
4.	Underwriter from whom purchased:  Merrill,
Lynch, Pierce Fener & Smith Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
375,000,000
7.	Aggregate principal amount of purchase:
3,169,761.25 by the Fund
8.	Purchase price (net of fees and expenses):
99.84
9.	Date offering commenced:  9/24/2012
10.	Offering price at close of first day on which
any sales are made:  99.835
11.	Commission, spread or profit:
	0.20	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







__N/A___







__N/A__



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




___X___




________




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









___X___









________




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________


MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 9/30/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	eBay Inc
3.	Date of purchase:  7/19/12
4.	Underwriter from whom purchased:  Credit
Suisse Securities (USA) LLC
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,000,000,000
7.	Aggregate principal amount of purchase:
1,424,187.75 by the Fund
8.	Purchase price (net of fees and expenses):
99.94
9.	Date offering commenced:  7/19/12
10.	Offering price at close of first day on which
any sales are made:  99.94300
11.	Commission, spread or profit:
	0.350	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___N/A__







__N/A__



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









__X____









________




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 9/30/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	Sumitomo Mitsui Banking
3.	Date of purchase: 7/10/12
4.	Underwriter from whom purchased:  Merrill,
Lynch, Pierce, Fenner & Smith Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,000,000,000
7.	Aggregate principal amount of purchase:
3,474,374.50 by the Fund
8.	Purchase price (net of fees and expenses):
99.9800
9.	Date offering commenced:  7/10/12
10.	Offering price at close of first day on which
any sales are made:  99.98200
11.	Commission, spread or profit:
	0.250	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____N/A___







___N/A___



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




____X__




________




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









___X___









________




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 9/30/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	ONEOK Partners LP
3.	Date of purchase:  9/10/2012
4.	Underwriter from whom purchased: RBS
Securities Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
400,000,000
7.	Aggregate principal amount of purchase:
772,775.75 by the Fund
8.	Purchase price (net of fees and expenses):
99.71
9.	Date offering commenced:  9/10/2012
10.	Offering price at close of first day on which
any sales are made:  99.7130
11.	Commission, spread or profit:
	0.60	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







__N/A___







___N/A__



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




___X___




________




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









___X___









________




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	Verizon Communications Inc
INC
3.	Date of purchase:  		11/2/2012
4.	Underwriter from whom purchased: Barclays
Capital Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,000,000,000
7.	Aggregate principal amount of purchase:
6,323,861.50 by the Fund
8.	Purchase price (net of fees and expenses):
99.98
9.	Date offering commenced:  11/2/2012
10.	Offering price at close of first day on which
any sales are made: 99.982
11.	Commission, spread or profit:
	0.25%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___x____







________



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




________




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









__N/A___









___N/A___




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	General Electric Co
3.	Date of purchase:  	10/1/2012
4.	Underwriter from whom purchased: Barclays
Capital Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
2,000,000,000
7.	Aggregate principal amount of purchase:
5,773,441.00 by the Fund
8.	Purchase price (net of fees and expenses):
99.97
9.	Date offering commenced:  10/1/2012
10.	Offering price at close of first day on which
any sales are made: 99.973
11.	Commission, spread or profit:
	0.100	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___X____







________



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









__N/A__









___N/A__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	Principal Financial Group Inc
3.	Date of purchase:  	11/13/2012
4.	Underwriter from whom purchased: UBS
Securities LLC
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
300,000,000
7.	Aggregate principal amount of purchase:
1,423,518.00 by the Fund
8.	Purchase price (net of fees and expenses):
99.90
9.	Date offering commenced:  11/13/2012
10.	Offering price at close of first day on which
any sales are made: 99.896
11.	Commission, spread or profit:
	0.600	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___X____







________



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




________




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









___N/A__









___N/A__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	Mizuho Corp Bank LTD
3.	Date of purchase:  10/10/2012
4.	Underwriter from whom purchased: Mizuho
Securities USA Inc
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,500,000,000
7.	Aggregate principal amount of purchase:
2,524,394.00 by the Fund
8.	Purchase price (net of fees and expenses):
99.98
9.	Date offering commenced:  10/10/2012
10.	Offering price at close of first day on which
any sales are made: 99.976
11.	Commission, spread or profit:
	0.35	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___X____







________



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




________




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









__N/A___









___N/A__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________



MFS Variable Insurance Trust III
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2012


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  MFS
Limited Maturity Portfolio
2.	Issuer:	Marathon Oil Corp
3.	Date of purchase:  10/24/12
4.	Underwriter from whom purchased:  Morgan
Stanley & CO LLC
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,000,000,000
7.	Aggregate principal amount of purchase:
2,899,652.00 by the Fund
8.	Purchase price (net of fees and expenses):
99.99
9.	Date offering commenced:  10/24/12
10.	Offering price at close of first day on which
any sales are made:  99.988
11.	Commission, spread or profit:
	0.10	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







___X____







________



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




________




____X___




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









___N/A__









___N/A__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____X___
________


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to MFS Variable
Insurance Trust III if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________


8/24/2012	1	Rule 10f-3 Reporting Form